EXHIBIT 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

DISTRIBUTION AGREEMENT

BETWEEN

XILINX INCORPORATED

A CALIFORNIA CORPORATION

HAVING A PRINCIPAL OFFICE AT

2069 East Hamilton Ave.

San Jose, CA 95125

(HEREINAFTER CALLED “XILINX”)

AND

INSIGHT

A

(CORPORATION, GENERAL/LIMITED PARTNERSHIP,

SOLE PROPRIETORSHIP)

WHOSE PRINCIPAL OFFICE

IS LOCATED AT

6885 Flanders Dr.

San Diego, CA 92121

(HEREINAFTER CALLED “DISTRIBUTOR”)

This Agreement is made and entered into by and between Xilinx, Incorporated (Xilinx) and Insight (Distributor), which collectively are referred to hereinafter as “The Parties.”

It is mutually agreed as follows:

I.	APPOINTMENT

(a) Distributor shall have the non-exclusive right to purchase products from Xilinx, for resale through its distribution network. Sales of the products directly by Xilinx, Xilinx’s representatives, agents, or other authorized distributors shall not be a violation of this agreement.

(b) Distributor shall not advertise the Products outside the Territory or establish a repair, support or maintenance facility outside the Territory without the prior written consent of Xilinx.

(c) Performance under this Agreement shall be in accordance with the attached exhibits:

i. Exhibit A:	Territory

ii. Exhibit B:	Distributor Price List

iii. Exhibit C:	Definitions

(d) The relationship of Xilinx and Distributor established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Distributor to create or assume any obligation on behalf of Xilinx for any purpose whatsoever. All financial obligations associated with Distributor’s business are the sole responsibility of Distributor and its customers are Distributor’s exclusive responsibility and shall have no effect on Distributor’s obligation under this Agreement.

II.	RESPONSIBILITY OF XILINX

(a) Xilinx shall provide adequate sales, service, and repair training to Distributor’s personnel at periodic intervals, with the frequency and content of the training to be determined by Xilinx. When possible, such training shall be given at Distributor’s facilities, but it may be necessary to provide combined training at a geographically central location near but not in the Territory. In either case, Xilinx and Distributor shall each pay their own costs for travel, food, and lodging during the training period. In addition to sales and service training, Xilinx shall cooperate with Distributor in establishing efficient service procedures and policies.

(b) Xilinx shall promptly provide Distributor with marketing and technical information, concerning the Products as well as reasonable quantities of brochures, instructional material, advertising literature, and other Product data, with all such material printed in the English language. Additional quantities of said materials will be available to Distributor at Xilinx’s cost.

(c) Xilinx will provide adequate advanced notice of new products, new services and new prices.

(d) Xilinx will send to Distributors inquiries originating from Distributor’s Territory.

(e) Xilinx will provide adequate product and sales support for the Distributor from San Jose, California so the Distributor can aggressively sell Xilinx products.

(f) Xilinx will make every effort to ship products ordered on a timely basis to meet agreed to delivery schedules and will promptly advise Distributor of any manufacturing delays.

III.	RESPONSIBILITY OF DISTRIBUTOR

(a) Distributor shall, at its own expense, vigorously promote the sale and design-in of the Products within the Territory. Such promotion shall include but not be limited to preparing promotional materials in appropriate languages for the Territory, advertising the Products in trade publications within the Territory, participating in appropriate trade shows, and directly soliciting orders from customers for the Products.

(b) Distributor shall maintain *** a sufficient inventory of Xilinx products to serve the customers and forecasted demand in the territory.

(c) Distributor shall provide an adequately trained and knowledgeable service and support staff to properly maintain, demonstrate and train/support customers and the Distributors Sales staff in Xilinx products.

(d) Distributor shall provide Xilinx by the 21st of each month an inventory and sales report from the preceding month. The sales report will show by customer, the products sold, quantities and resale prices.

(e) At this same date the Distributor will provide Xilinx with a monthly forecast for the next three months.

(f) Distributor will place orders in conformance with Xilinx lead times.

4.	Product

(a) Product covered by this Agreement is to be defined as the items listed in Xilinx Distributor Price List attached as Exhibit B.

(b) Additional Product may be added to this Agreement through mutual agreement on the conditions applicable to each Product by both parties.

(c) In the event that Xilinx shall agree to supply Distributor with any Product not listed in, or to conditions not covered in Xilinx Distributor Price List, attached as Exhibit A under this Agreement may not apply, at Xilinx’s option. The provisions which may not apply include price of each Product, provisions relating to pricing policy, price adjustments, price protection, rescheduling by Distributor, cancellation by Distributor, periodic returns of such Product for Xilinx repurchase, return of such Product for Xilinx repurchase under any form of termination of this Agreement, may not apply, at Xilinx’s option. The specific conditions pertaining to the supply of any such Product must be determined prior to acceptance by Xilinx of Distributor’s purchase order for such Product.

5.	Pricing

(a) Xilinx shall sell to Distributor, and Distributor shall buy from Xilinx, Product at the prices shown in Exhibit B with payment therefore to be made in U.S. dollars. Should this Agreement be terminated by either party, for any reason, prior to payment of amounts due hereunder or pursuant hereto, such amount shall be paid as and when due in accordance with the terms hereof. Xilinx will provide Distributor with “suggested OEM resale pricing” for the Product as guidelines only.

***	Material has been omitted pursuant to a request for confidential treatment.

(b) The pricing shown in Exhibit B does not include any federal, state or local taxes that may be applicable to the Product, and is subject to change at any time by Xilinx. Xilinx shall provide Distributor with notice of any such change, and the effective date thereof, by furnishing written notice to Distributor thirty (30) days prior to such effective date when practical.

(c) In the event Xilinx decreases the published Distributor cost on any product shown in Exhibit B, Xilinx will furnish Distributor with a listing of items affected, showing the old price and the new price. *** All such credits will forthwith be applied to Distributor’s account, for subsequent purchase of Product. All Products shipped after the effective date of a price decrease will be invoiced at the new prices.

(d) In the event Xilinx increases the published price on any Product shown in Exhibit B, such Product shipped on or after the effective date of such price increase shall be invoiced at the price in effect at the time Distributor’s purchase order is accepted by Xilinx.

6.	DELIVERY AND TITLE

(a) Shipment of all Product shall be *** In the event of carrier’s misdelivery, Xilinx shall aid the Distributor in dealing with the carrier in tracing the shipment and obtaining delivery. Shipments made more than fourteen (14) days ahead of schedule or shipments made against cancelled orders are made at Xilinx’s risk and Distributor is not responsible or liable for the Product, but Distributor will aid Xilinx in tracing the shipment and obtaining delivery.

(b) Xilinx shall not be liable for delays in delivery or failure to manufacture due to causes beyond its reasonable control, such as but not limited; to acts of God, acts or omissions of Distributor, priorities, fire, strikes, floods, epidemics, quarantine restrictions, riots, war and delays in transportation. In the event of any such delay, the date of delivery shall be extended for a period equal to the time lost by reason of the delay.

7.	ORDERING

All purchase of Products pursuant to this Agreement shall be affected by issuance of Purchase Orders subject to the terms and conditions of this Agreement. Such Purchase Orders shall state unit quantities, unit descriptions, applicable prices, requested delivery dates and shipping instructions. Distributor shall endeavor to provide firm quantity and shipment releases consistent with Xilinx’s lead time for subject Products.

8.	WARRANTY

(a) Xilinx agrees to extend the *** limited warranty to accommodate either *** from date of shipment by Xilinx to Distributor, or *** from date of shipment from Distributor to Distributor’s customer, whichever comes first.

***	Material has been omitted pursuant to a request for confidential treatment.

(b) Except for the express warranty set forth above, Xilinx grants no other warranties, express or implied, by statute or otherwise, regarding the Products, their fitness for any purpose, their quality, their merchantability, or otherwise.

(c) Xilinx’s liability under the warranty shall be limited to a refund of the customer’s purchase price. In no event shall Xilinx be liable for the cost of procurement of substitute goods by the customer or for any special, consequential or incidental damages for breach of warranty.

9.	RETURNS AND REPURCHASES

Within *** after each *** period of this Agreement, Distributor may request for return for credit to be applied against future purchases, a quantity of slow or non-moving Products, the value of which shall not exceed:

(a) ***

(b) “Net sales dollars invoice” is defined as the net invoice unit price paid by the Distributor, less any prior credits granted by Xilinx.

(c) Prior to returning any Product under the return privileges of this Paragraph, Distributor must obtain a Return Material Authorization number from Xilinx. All Products returned shall be shipped F.O.B. Distributor’s designated facility, freight prepaid.

(d) Xilinx shall notify Distributor in writing of the discontinuance of sale and manufacture of any Product shown in Exhibit “A” hereto. The Distributor, within thirty (30) days of date of such notice, shall contact Xilinx and advise of its intention to return any or all Product so discontinued which remains in its inventory. ***

10.	TERM AND TERMINATION

(a) This Agreement shall continue in force for a fixed term of *** from the date hereof unless terminated earlier under the provisions of this Section. At the end of the fixed term, this Agreement shall terminate automatically without notice unless prior to that time the term of the Agreement is extended by mutual written consent of the parties.

(b) All trademarks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, samples, literature, and sales aids of every kind shall remain the property of Xilinx. Within thirty (30) days after the termination of this Agreement, Distributor shall prepare all such items in its possession for shipment, as Xilinx may direct. Distributors shall not make or retain any copies of any confidential items or information which may have been entrusted to it. Effective upon the termination of this Agreement, Distributor shall cease to use all trademarks, marks, and trade names of Manufacturer.

***	Material has been omitted pursuant to a request for confidential treatment.

(c) In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of Xilinx or Distributor. Termination shall not, however, relieve either party of obligations incurred prior to the termination.

(d) Should this Agreement be terminated by either party prior to payment of amounts due hereunder or pursuant hereto, such amount shall be paid as and when due in accordance with the terms hereof.

(e) If this Agreement is terminated by Distributor without cause, or by Xilinx with cause, ***

(1) ***

(2) ***

(3) All Product will be shipped ***

(f) If this Agreement is terminated by Xilinx without cause, or by Distributor with cause, ***

(1) ***

(2) ***

(3) All Products will be shipped ***

11.	FINANCIAL

(a) Terms of Payment:

***

(b) Account Reconciliation

Xilinx and Distributor shall be jointly responsible for reconciling their accounts in a timely manner. Distributor adjustments, debit memos, and billbacks must be forwarded to Xilinx within *** of the transaction date. Xilinx must reply to any such adjustment, debit memo, and billback in writing within *** of the date of notification. Any other entries will be considered valid and closed to further negotiations. The only exception to this policy will be for formal Xilinx audit findings.

***	Material has been omitted pursuant to a request for confidential treatment.

(c) Xilinx Audits

Xilinx may request audits of physical inventory and books of record pertaining to Xilinx Product on annual basis. No audit shall be retroactive more than ***. Audit findings will be submitted to the Distributor in writing *** from the day the audit started. Therefore, when the audit findings are received by the Distributor, no item will be more than *** old.

12.	LIMITED LIABILITY TO DISTRIBUTOR AND OTHERS

XILINX SHALL NOT BE LIABLE TO DISTRIBUTOR OR TO ANY OTHER PERSON FOR ANY INJURY OR DAMAGE TO BUSINESS, EARNINGS, PROFITS, OR GOODWILL SUFFERED BY DISTRIBUTOR OR ANY OTHER PERSON AND CAUSED DIRECTLY OR INDIRECTLY BY THE PRODUCTS SOLD, PURSUANT TO THIS AGREEMENT, EVEN IF XILINX SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME. THE REMEDIES OF DISTRIBUTOR AND ITS CUSTOMERS SHALL BE LIMITED TO THE REPAIR OR REPLACEMENT OF NONCONFORMING UNITS OR PARTS, AS EXPRESSLY SET FORTH HEREIN.

13.	PROPERTY RIGHTS AND CONFIDENTIALITY

(a) Distributor agrees that Xilinx owns all right, title, and interest in the product lines that include the Products now or hereafter subject to this Agreement and in all of Xilinx’s patents, trademarks, trade names, inventions, copyrights, operation or service of the Products. The use by Distributor of any of these property rights is authorized only for the purposes herein set forth, and upon termination of this Agreement for any reason such authorization shall cease.

(b) The Products are offered for sale and are sold by Xilinx subject in every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products. Distributor shall take appropriate steps with its customers, as Manufacturer may request, to inform them of and assure compliance with the

(c) Distributor acknowledges that by reason of its relationship to Manufacturer hereunder it will have access to certain information and materials concerning Xilinx’s business, plans, customers, technology, and products that is confidential and of substantial value to Xilinx, which value would be impaired if such information were disclosed to third parties. Distributor agrees that it will not use in any way for its own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by Xilinx. Distributor shall take every reasonable precaution to protect the confidentiality of such information. Upon request by Distributor, Xilinx shall advise whether or not it considers any particular information or materials to be confidential. Distributor shall not publish any technical description of the Products beyond the description published by Xilinx (except to translate that description into appropriate languages for the Territory). In the event of termination of this Agreement, there shall be no use or disclosure by Distributor of any confidential information of Xilinx, and Distributor shall not manufacture or have manufactured any devices, components or assemblies utilizing any of Xilinx’s confidential information.

***	Material has been omitted pursuant to a request for confidential treatment.

14.	TRADEMARKS AND TRADE NAMES

(a) During the term of this Agreement, Distributor shall have the right to indicate to the public that it is an authorized distributor of Xilinx’s Products and to advertise (within the Territory) such Products under the trademarks, marks, and trade names that Xilinx may adopt from time to time (“Xilinx’s Trademarks”). Distributor shall not alter or remove any Xilinx’s Trademark applied to the Products at the factory. Nothing herein shall grant to Distributor any right, title or interest in Xilinx’s Trademarks. At no time during or after the term of this Agreement shall Distributor challenge or assist others to challenge Xilinx’s Trademarks, marks or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of Xilinx.

(b) All representations of Xilinx’s Trademarks that Distributor intends to use shall first be submitted to Xilinx for approval (which shall not be unreasonably withheld) of design, color, and other details or shall be exact copies of those used by Xilinx. If any of Xilinx’s Trademarks are to be used in conjunction with another trademark on or in relation to the Products, then Xilinx’s mark shall be presented equally legibly, equally prominently, and of greater size than the other but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark.

15.	PATENT AND TRADEMARK INDEMNITY

(a) Distributor agrees that Xilinx has the right to defend, or at its option to settle, and Xilinx agrees, at its own expense, to defend or at its option to settle any claim, suit or proceeding brought against Distributor or its customer on the issue of infringement of any United States patent or trademark by the Products sold hereunder or the use thereof, subject to the limitations hereinafter set forth. Xilinx shall have sole control of any such action or settlement negotiations, and Xilinx agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against Distributor or its customer on such issue in any suit or proceeding defended by Xilinx. Distributor agrees that Xilinx at its sole option shall be relieved of the foregoing obligations unless Distributor or its customer notifies Xilinx promptly in writing of such claim, suit or proceeding and gives Xilinx’s authority to proceed as contemplated herein, and, at Xilinx’s expense, gives Xilinx proper and full information and assistance to settle and/or defend any such claim, suit or proceeding. If the Products, or any part thereof, are, or in the opinion of Xilinx may become, the subject of any claim, suit or proceeding for infringement of any United States patent or trademark, or if the sale or use of the Products, or any part thereof, is, as a result, enjoined, then Xilinx may, at its option and expense: (i) procure for Distributor and its customers the right under such patent or trademark to sell or use, as appropriate, the Products, or part thereof or (ii) replace the Products, or part thereof, with other suitable Products or parts; or (iii) suitably modify the Products, or part thereof: or (iv) if the use of the Products, or part thereof, is prevented by injunction, remove the Products, or part thereof, and refund the aggregate payments paid therefor by Distributor, less a reasonable sum for use and damage. Xilinx shall not be liable for any costs or expenses incurred without its prior written authorization.

(b) Notwithstanding the provisions of Subsection 13(a) above, Xilinx assumed no liability for (i) infringement of patent claims covering completed equipment or any assembly, circuit, combination, method or process in which any of the Products may be used but not covering the Products standing alone; (ii) any trademark infringements involving any marking or branding not applied by Xilinx or involving any marking or branding applied at the request of Distributor; or (iii) the modification of the Products, or any part thereof, unless such modification was made by Xilinx.

(c) The foregoing provisions of this Section 13 state the entire liability and obligations of Xilinx and the exclusive remedy of Distributor and its customers, with respect to any alleged patent or trademark infringement by the Products or any part thereof.

16.	GENERAL PROVISIONS

(a) This Agreement shall be governed by and construed under the laws of the State of California, U.S.A, except that perfection of the title reserved by Xilinx in Subsection 3(1) above shall be governed by the laws of Distributor’s jurisdiction. The federal and state courts of the State of California, U.S.A., shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement. Distributor hereby expressly consents to (i) the personal jurisdiction of the courts of California, (ii) service of process being effected upon it by registered mail sent to the address set forth at the beginning of this Agreement, and (iii) the uncontested enforcement of a final judgment from such court in any other jurisdiction wherein Distributor or any of its assets are present.

(b) This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the party to be charged.

(c) Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

(d) Nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

(e) A mutually agreed consideration for Xilinx’s entering into this Agreement is the reputation, business standing, and goodwill already honored and enjoyed by Distributor under its present ownership, and, accordingly, Distributor agrees that its rights and obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of Xilinx. Subject to the foregoing sentence, the Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

(f) If any provision of this Agreement is held to be invalid by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect. The parties agree to renegotiate in good faith any term held invalid and to be bound by the mutually agreed substitute provision.

(g) The prevailing party in any legal action brought by one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys’ fees.

DISTRIBUTOR:		XILINX, INCORPORATED

By:	Robert G. Allison	By:	R. Scott Brown
	(Name)		(Name)

	President, CEO, Insight Electronics		Vice President
	(Title)		(Title)

	/s/ *ROBERT G. ALLISON		/s/ R. SCOTT BROWN
	(Signature)		(Signature)

	6/24/87		6/24/87
	(Date)		(Date)

*	Per attached Letter of Terms and Conditions

EXHIBIT A

Territory:

***

***	Material has been omitted pursuant to a request for confidential treatment.

EXHIBIT B

Insight

Insight Electronics, Inc.

February 15, 1995

To Whom It May Concern:

This letter serves as an amendment to the original 1986 Insight Electronics contract with XILINX Semiconductor. We would like to include the following changes:

•	***

•	Terms are ***

•	***

•	Franchise locations include ***

Signature by both parties below indicates acceptance of amendment.

/s/ RICK KEELING	/s/ GREG PROVENZANO

Rick Keeling Director Distribution North America XILINX	Greg Provenzano Director Marketing Insight Electronics

2/25/95

***	Material has been omitted pursuant to a request for confidential treatment.

AGREEMENT BETWEEN INSIGHT AND XILINX

Both Insight and Xilinx have agreed to eliminate the prompt payment discount on Insight’s purchases of products from Xilinx in exchange for the following consideration:

1.	***

2.	***

3.	***

4.	***

INSIGHT ELECTRONICS, INC.		XILINX

Accepted By:	/s/ N. SAMANIEGO	Accepted By:	/s/ [ILLEGIBLE]
Title:	CFO	Title:	CFO
Date:	6/12/98	Date:	June 18, 1998

***	Material has been omitted pursuant to a request for confidential treatment.

AMENDMENT A

This amendment grants Insight Electronics a full franchise to sell Xilinx products in the following regions:

***

The term of this amendment shall begin on June 1, 1990 and per the Distributor Agreement section III.10.A shall be renewed annually by mutual written consent.

Insight:		Xilinx:

BY:	R. T. Skipworth	BY:	R. Scott Brown
	(NAME)		(NAME)

	President & CEO		V. P.
	(TITLE)		(TITLE)

	/s/ R. T. SKIPWORTH		/s/ R. SCOTT BROWN
	(SIGNATURE)		(SIGNATURE)

	2nd Nov. 1990		11/2/90
	(DATE)		(DATE)

***	Material has been omitted pursuant to a request for confidential treatment.

AMENDMENT B

This amendment grants Insight Electronics a full franchise to sell Xilinx products in the following regions:

***

***

The term of this amendment shall begin on November 1, 1990 and per the distributor agreement Section III.10.A. shall be renewed annually by mutual written consent.

	INSIGHT:		XILINX:

BY:	R. T. Skipworth	BY:	R. Scott Brown
	(NAME)		(NAME)

	President & CEO		V. P.
	(TITLE)		(TITLE)

	/s/ R. T. SKIPWORTH		/s/ R. SCOTT BROWN
	(SIGNATURE)		(SIGNATURE)

	2nd Nov. 1990		11/2/90
	(DATE)		(DATE)

***	Material has been omitted pursuant to a request for confidential treatment.

AMENDMENT A

This amendment grants Insight Electronics a full franchise to sell Xilinx products in the following regions:

***

The term of this amendment shall begin on March 1, 1991 and per the Distributor Agreement section III.10.A. shall be renewed annually by mutual written consent.

	Insight:		Xilinx:

BY:	Clifford Keller	BY:	R. Scott Brown
	(NAME)		(NAME)

	Corporate Marketing Manager		Vice President
	(TITLE)		(TITLE)

	/s/ CLIFFORD KELLER		/s/ R. SCOTT BROWN
	(SIGNATURE)		(SIGNATURE)

	4/15/91		4/6/91
	(DATE)		(DATE)

*** Material has been omitted pursuant to a request for confidential treatment.

XILINX

June 24, 1987

INSIGHT

6885 Flanders Drive

San Diego, California 92121

Attn: R. G. Allison

Dear Bob,

The following letter will serve as the amendments to the Xilinx-Insight Contract.

CONTRACT ADJUSTMENTS

1.	I. APPOINTMENT:

(A)	delete the word “Distribution” from line 3.

Approved to delete.

2.	II. RESPONSIBILITY OF XILINX:

(E)	delete “from San Jose, California”.

Approved to delete.

2.	III. RESPONSIBILITY OF DISTRIBUTOR:

(A)	delete from line 1 the word “vigorously”.

Approved to delete.

(B)	delete from ***

***

4.	4. PRODUCT:

(A)	add the statement at the end “and as periodically updated by Xilinx”.

Approved to add.

5.	5. PRICING:

(D)	insert at line 3 after date “upon 30 days notice”.

Approved to add.

***	Material has been omitted pursuant to a request for confidential treatment.

6.	6. DELIVERY & TITLE:

(A)	Rewrite Paragraph 1 as follows:

  Shipment of all product shall be ***

Approved to rewrite.

  ***

***.

7.	9. RETURNS & REPURCHASES:

(A)	after word exceed change to: ***

Approved to change.

(B)	delete the paragraph.

Approved to delete.

(C)	line (4) delete the words designated and freight.
line (5) delete the word prepaid.

Approved to delete.

8.	10. TERM AND TERMINATION:

item (e). line 3 delete the term ***.

This is not approved to delete. This must stay.

item (e). line 3 will be rewritten as:

If this agreement is terminated by DISTRIBUTOR without cause, ***

***

This is approved to be rewritten.

item E(1)            change *** to ***

Approved to change.

item E(3)            delete *** and ***.

Approved to delete.

***	Material has been omitted pursuant to a request for confidential treatment.

item F(3)            delete the words *** and ***

Approved to delete.

Regards,

/s/ R. SCOTT BROWN

R. Scott Brown Vice President Sales BG45/tn